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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                           Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                       Pioneer Real
                       Estate Shares
--------------------------------------------------------------------------------
                       Annual Report | December 31, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PWREX
                       Class B PBREX
                       Class C PCREX
                       Class Y PYREX

                       [LOGO]PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          19
Notes to Financial Statements                                                 27
Report of Independent Registered Public Accounting Firm                       35
Approval of Investment Advisory and Sub-Advisory Agreements                   36
Trustees, Officers and Service Providers                                      41



                     Pioneer Real Estate Shares | Annual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2     Pioneer Real Estate Shares | Annual Report | 12/31/11
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

* Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

Amid great uncertainty and market volatility, U.S. real estate investment trusts (REITs) outperformed the broader equity markets and proved to be a rewarding place to invest during the 12 months ended December 31, 2011. In the following interview, Matthew Troxell of AEW Capital Management, L.P., Pioneer Real Estate Shares' subadviser, discusses the market environment for real estate investment trusts (REITs) and the performance of Pioneer Real Estate Shares during the 12-month period.

Q How did Pioneer Real Estate Shares perform during the 12 months ended December 31, 2011?

A Pioneer Real Estate Shares Class A shares returned 8.90% at net asset value during the 12 months ended December 31, 2011, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, returned 8.69%. During the same 12-month period, the average return of the 209 mutual funds in Lipper's Real Estate Funds category was 7.64%.

     Positive stock selection in the office, regional mall, health care, and storage sectors played a significant role in the Fund's outperformance during the period. While the results were gratifying overall, investments in the industrial and hotel sectors did provide some headwind, as did the portfolio's overweight position in the underperforming diversified sector, and limited exposure to the outperforming regional mall sector.

Q Could you describe the market environment during the 12 months ended December 31, 2011?

A In general, 2011 was a very volatile year for equities as markets were roiled by numerous factors. Political turmoil in North Africa and the Middle East, Japan's earthquake and tsunami last March, rising concerns over the sovereign-debt crisis in Europe, the U.S. debt ceiling debate and resulting political divide in Congress, followed closely by Standard & Poor's historic downgrade of its rating for U.S. Treasuries, all contributed to fears of a global economic slowdown. However, signs of improvement in the U.S. economy that included solid corporate earnings reports, improved retail sales and a decrease in unemployment claims, and progress in addressing Europe's debt issues helped to diminish investors' expectations of a double-dip recession and lifted the markets late in the 2011 calendar year.

Q Which individual investments contributed the most to the Fund's performance during the 12 months ended December 31, 2011?

A Our decision to overweight the portfolio to outperforming REITs Nationwide Health Properties and DuPont Fabros Technologies was very

4     Pioneer Real Estate Shares | Annual Report | 12/31/11
     rewarding. Nationwide Health Properties benefited from a February 2011 announcement that the company had agreed to be acquired by Ventas, a health care REIT, at a premium over its share price, thus creating the largest health care REIT in the country. The stock price of DuPont Fabros Technologies climbed as a result of improved leasing conditions in the data center industry, which removed fears about the company's development pipeline. Not owning underperforming regional mall REIT General Growth Properties, which ranked among the weakest performers in the sector given concerns about the company's earnings disappointment in the second quarter of 2011, also was beneficial to the Fund's returns.

Q Which investments detracted the most from the Fund's performance during the 12 months ended December 31, 2011?

A Our decision to overweight the portfolio's investments in the underperforming Omega Healthcare Investors and underweight investments in the outperforming Digital Realty Trust proved disappointing for results. Omega Healthcare lagged in response to the announcement that the government was cutting Medicare rates for skilled nursing facilities operators. Since the company has the largest exposure to skilled nursing facilities within the health care sector, its stock price fell. However, we remain confident in the company's solid value and its ability to survive the cuts without any material impact on earnings. Limiting the Fund's exposure to data center property owner Digital Realty Trust also hurt results during the period, because the company benefited from the positive effects of improved leasing conditions. We remain committed to the portfolio's below-benchmark weighting in Digital Realty Trust, however, and to the above-benchmark weighting in the aforementioned DuPont Fabros Technologies, which in our view represents a better relative value.

Q Given the U.S. economy's uneven recovery, how did the various property types in which the Fund invests fare during the 12 months ended December 31, 2011?

A The apartment sector is furthest along in its recovery, with vacancy rates down substantially from peak levels. Rental growth has been the best performer of all the major property types, and it's possible that rental growth is now peaking and may improve more slowly. Lodging has also seen marked improvement in fundamentals, but pricing has been extremely volatile given the fact that prospects for hotels are closely tied to the economic outlook. Prices of lodging REITs fell for much of the 12-month reporting period but recovered some of their losses in the fourth quarter of 2011 as recession fears abated.

     Economic concerns also weighed on the office and industrial sectors during the 12-month reporting period, as hiring has been slow to gain momentum.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11     5

     The slow pace of hiring has resulted in smaller declines in vacancy rates than previously expected, and slightly negative returns in the sectors for the full 2011 calendar year. The two sectors tend to lag somewhat behind apartments and lodging, because their longer lease structure means that improvements in fundamentals take longer to affect the bottom line.

     Retail REITs performed slightly better than the REIT sector as a whole during 2011, though retailers, too, were sensitive to the overall economic outlook. Improving consumer confidence and labor market metrics have lifted expectations for the near term, though confidence remains below pre-recession levels. Health care REITs performed well during the period given their conservative balance sheets, but we think they may offer less value at current prices than do other subsectors.

Q Dividends can help provide a cushion in volatile markets. How did REIT yields compare to other income-producing investments as of December 31, 2011?

A REIT yields are substantially lower than they were in the 1990s, when 8% yields or better were commonplace. However, they represent an attractive option today given their healthy yield spreads relative to other income-generating alternatives, especially U.S. Treasuries. As of December 31, 2011, the dividend yield for the MSCI U.S. REIT Index was 3.8%, nearly 200 basis points (2.00%) higher than the yield for the 10-year U.S. Treasury bond, which typically serves as a yield benchmark. The spread over Treasuries for REITS is above the long-term average, and appears quite attractive in an environment where investors have been searching for higher yields. If economic conditions continue to improve, we think REIT dividends* could grow as property incomes continue to improve, thereby lifting their historically low payout ratios from current levels.

Q    Do you think interest rates are likely to rise in the coming months?

A We think that interest rates are likely to remain low for the foreseeable future. However, at some point they will increase, most likely in tandem with a more robust economic recovery. While REITs would see higher financing costs in a rising-rate environment, they also would be able to capture higher income from rents and improving occupancies in a way that traditional fixed-income vehicles, like bonds, could not. Combined with a strengthening economy, higher baseline interest rates have a mixed effect on the REIT sector, but they are an unequivocal negative for most bond portfolios, particularly those dominated by Treasuries.

     *    Dividends are not guaranteed.

6     Pioneer Real Estate Shares | Annual Report | 12/31/11

Q    What is your outlook for the real estate market in 2012?

A We believe European sovereign-debt woes, pre-election uncertainty in the U.S., and questions about the U.S. fiscal outlook will continue to weigh on the real estate market in the Fund's new fiscal year. However, there is some room for optimism. The U.S. economy has largely looked past the problems in Europe in recent months, and economic indicators as of the end of 2011 had firmed considerably compared with the summer of 2011. Barring a major market shock, we think the economy may continue to expand at a moderate pace in 2012. That scenario represents a fairly supportive environment for REITs, as it would allow financing costs to remain low while also allowing property incomes to improve. Such a scenario likely would make REITs a useful component of any broadly diversified* investment portfolio. Against the current backdrop, we plan to maintain our bias in the Fund toward REITs with strong balance sheets, while limiting risk -- a strategy that, we believe, has served the Fund well in recent years.

     (1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

     * Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 16-18 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11     7

Portfolio Summary | 12/31/11

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  16.7%
Regional Mall                                                              13.8%
Office                                                                     12.0%
Health Care                                                                11.9%
Diversified                                                                 9.5%
Shopping Center                                                             8.9%
Storage                                                                     8.2%
Industrial                                                                  7.8%
Hotel                                                                       6.8%
Triple Net Lease                                                            2.8%
Manufactured Home                                                           1.6%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Simon Property Group, Inc.                                             9.94%
 2. Equity Resident Property Trust, Inc.                                   7.05
 3. Public Storage, Inc.                                                   5.67
 4. AvalonBay Communities, Inc.                                            5.10
 5. Boston Properties, Inc.                                                5.06
 6. Ventas, Inc.                                                           4.61
 7. HCP, Inc.                                                              4.58
 8. Prologis, Inc.                                                         4.34
 9. Vornado Realty Trust                                                   4.04
10. Macerich Co.                                                           3.78

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8     Pioneer Real Estate Shares | Annual Report | 12/31/11

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                12/31/11                           12/31/10
--------------------------------------------------------------------------------
  A                                  $ 21.79                            $ 20.41
--------------------------------------------------------------------------------
  B                                  $ 21.50                            $ 20.13
--------------------------------------------------------------------------------
  C                                  $ 21.53                            $ 20.15
--------------------------------------------------------------------------------
  Y                                  $ 21.78                            $ 20.39
--------------------------------------------------------------------------------

Distributions per Share: 1/1/11-12/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment           Short-Term            Long-Term
Class                       Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
  A                        $ 0.4143               $ --                  $ --
--------------------------------------------------------------------------------
  B                        $ 0.1681               $ --                  $ --
--------------------------------------------------------------------------------
  C                        $ 0.2348               $ --                  $ --
--------------------------------------------------------------------------------
  Y                        $ 0.5371               $ --                  $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11     9

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                         10.16%           9.51%
5 Years                                          -2.00           -3.15
1 Year                                            8.90            2.61
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                  1.62%           1.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Real                    MSCI US
                                    Estate Shares                  REIT INDEX
12/01                                  $ 9,425                       $10,000
12/02                                  $ 9,764                       $10,364
12/03                                  $13,013                       $14,173
12/04                                  $17,602                       $18,635
12/05                                  $20,205                       $20,896
12/06                                  $27,435                       $28,402
12/07                                  $22,114                       $23,626
12/08                                  $13,643                       $14,655
12/09                                  $17,757                       $18,848
12/10                                  $22,775                       $24,216
12/11                                  $24,800                       $26,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Real Estate Shares | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    9.06%        9.06%
5 Years                                                    -3.15        -3.15
1 Year                                                      7.67         3.67
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                            2.90%        2.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Real                    MSCI US
                                    Estate Shares                  REIT INDEX
12/01                                  $10,000                       $10,000
12/02                                  $10,284                       $10,364
12/03                                  $13,605                       $14,173
12/04                                  $18,258                       $18,635
12/05                                  $20,762                       $20,896
12/06                                  $27,927                       $28,402
12/07                                  $22,302                       $23,626
12/08                                  $13,602                       $14,655
12/09                                  $17,462                       $18,848
12/10                                  $22,107                       $24,216
12/11                                  $23,803                       $26,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     11

Performance Update | 12/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    9.25%        9.25%
5 Years                                                    -2.86        -2.86
1 Year                                                      8.07         8.07
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                            2.50%        2.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Real                    MSCI US
                                    Estate Shares                  REIT INDEX
12/01                                  $10,000                       $10,000
12/02                                  $10,279                       $10,364
12/03                                  $13,605                       $14,173
12/04                                  $18,268                       $18,635
12/05                                  $20,798                       $20,896
12/06                                  $27,995                       $28,402
12/07                                  $22,376                       $23,626
12/08                                  $13,684                       $14,655
12/09                                  $17,635                       $18,848
12/10                                  $22,410                       $24,216
12/11                                  $24,217                       $26,321

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12     Pioneer Real Estate Shares | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of December 31 , 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   10.82%       10.82%
5 Years                                                    -1.36        -1.36
1 Year                                                      9.60         9.60
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                            1.00%        1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                     Pioneer Real                    MSCI US
                                    Estate Shares                  REIT INDEX
12/01                                $ 5,000,000                   $ 5,000,000
12/02                                $ 5,210,475                   $ 5,182,230
12/03                                $ 6,990,310                   $ 7,086,382
12/04                                $ 9,504,618                   $ 9,317,579
12/05                                $10,964,864                   $10,448,069
12/06                                $14,959,229                   $14,200,991
12/07                                $12,112,838                   $11,812,995
12/08                                $ 7,522,434                   $ 7,327,629
12/09                                $ 9,882,875                   $ 9,423,981
12/10                                $12,746,161                   $12,107,786
12/11                                $13,969,145                   $13,160,294

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------
Share Class                    A              B             C             Y
--------------------------------------------------------------------------------
Beginning Account Value    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------
Ending Account             $   986.95    $   981.49    $   983.35    $   990.42
Value on 12/31/11
--------------------------------------------------------------------------------
Expenses Paid              $     7.96    $    13.73    $    12.10    $     5.02
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.75%, 2.42%, and 1.00% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14     Pioneer Real Estate Shares | Annual Report | 12/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------
Share Class                    A              B             C             Y
--------------------------------------------------------------------------------
Beginning Account          $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------
Ending Account             $ 1,017.19    $ 1,011.34    $ 1,013.01    $ 1,020.16
Value on 12/31/11
--------------------------------------------------------------------------------
Expenses Paid              $     8.08    $    13.94    $    12.28    $     5.09
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.75%, 2.42%, and 1.00% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     15

Schedule of Investments | 12/31/11

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
           COMMON STOCKS -- 98.7%
           CONSUMER SERVICES -- 2.6%
           Hotels, Resorts & Cruise Lines -- 2.6%
 60,000    Pebblebrook Hotel Trust                                  $  1,150,800
 34,500    Starwood Hotels & Resorts Worldwide, Inc.                   1,654,965
                                                                    ------------
                                                                    $  2,805,765
                                                                    ------------
           Total Consumer Services                                  $  2,805,765
--------------------------------------------------------------------------------
           REAL ESTATE -- 96.1%
           Diversified Real Estate Investment Trusts -- 7.7%
 47,869    American Assets Trust, Inc.                              $    981,793
 64,600    Liberty Property Trust                                      1,994,848
 93,200    Retail Opportunity Investment Corp.                         1,103,488
 56,600    Vornado Realty Trust                                        4,350,276
                                                                    ------------
                                                                    $  8,430,405
--------------------------------------------------------------------------------
           Industrial Real Estate Investment Trusts -- 8.0%
 60,700    DCT Industrial Trust, Inc.                               $    310,784
 95,000    Dupont Fabros Technology, Inc.                              2,300,900
107,400    First Potomac Realty Trust                                  1,401,570
163,300    ProLogis, Inc.                                              4,668,747
                                                                    ------------
                                                                    $  8,682,001
--------------------------------------------------------------------------------
           Office Real Estate Investment Trusts -- 12.7%
 31,400    Alexandria Real Estate Equities, Inc.                    $  2,165,658
111,600    BioMed Property Trust, Inc.                                 2,017,728
 54,700    Boston Properties, Inc.                                     5,448,120
 26,900    Coresite Realty Corp.                                         479,358
 76,100    Kilroy Realty Corp.                                         2,897,127
 50,700    Piedmont Office Realty Trust, Inc.                            863,928
                                                                    ------------
                                                                    $ 13,871,919
--------------------------------------------------------------------------------
           Real Estate Operating Companies -- 1.5%
 59,100    Brookfield Office Properties, Inc.                       $    924,324
 62,300    Forest City Enterprises, Inc.*                                736,386
                                                                    ------------
                                                                    $  1,660,710
--------------------------------------------------------------------------------
           Residential Real Estate Investment Trusts -- 18.0%
 29,100    American Campus Communities, Inc.                        $  1,221,036
 42,000    AvalonBay Communities, Inc.                                 5,485,200
 40,000    Camden Property Trust                                       2,489,600
 32,600    Campus Crest Communities, Inc.                                327,956
 25,300    Equity Lifestyle Properties, Inc.                           1,687,257
133,000    Equity Residential Property Trust                           7,584,990
  6,100    Essex Property Trust, Inc.                                    857,111
                                                                    ------------
                                                                    $ 19,653,150
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Real Estate Shares | Annual Report | 12/31/11

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
           Retail Real Estate Investment Trusts -- 22.3%
148,400    DDR Corp.                                                $  1,806,028
 32,400    Federal Realty Investment Trust                             2,940,300
167,000    Kite Realty Group Trust                                       753,170
 34,000    National Retail Properties, Inc.                              896,920
 61,600    Ramco-Gershenson Properties Trust                             605,528
 64,200    Regency Centers Corp.                                       2,415,204
 83,000    Simon Property Group, Inc.                                 10,702,020
 82,400    The Macerich Co.                                            4,169,440
                                                                    ------------
                                                                    $ 24,288,610
--------------------------------------------------------------------------------
           Specialized Real Estate Investment Trusts -- 25.9%
 46,700    CubeSmart*                                               $    496,888
 47,400    Entertainment Properties Trust                              2,071,854
 89,800    Extra Space Storage, Inc.                                   2,175,854
119,100    HCP, Inc.                                                   4,934,313
 20,900    HealthCare Real Estate Investment Trust, Inc.               1,139,677
233,200    Host Hotels & Resorts, Inc.                                 3,444,364
 94,000    Omega Healthcare Investors, Inc.                            1,818,900
 45,400    Public Storage, Inc.                                        6,104,484
 64,900    RLJ Lodging Trust                                           1,092,267
 90,000    Ventas, Inc.                                                4,961,700
                                                                    ------------
                                                                    $ 28,240,301
                                                                    ------------
           Total Real Estate                                        $104,827,096
--------------------------------------------------------------------------------
           TOTAL COMMON STOCKS
           (Cost $54,919,978)                                       $107,632,861
--------------------------------------------------------------------------------
           TOTAL INVESTMENT IN SECURITIES -- 98.7%
           (Cost $54,919,978) (a)                                   $107,632,861
--------------------------------------------------------------------------------
           OTHER ASSETS AND LIABILITIES -- 1.3%                     $  1,368,922
--------------------------------------------------------------------------------
           TOTAL NET ASSETS -- 100.0%                               $109,001,783
================================================================================

*    Non-income producing security.

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $58,603,515 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $50,197,770
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (1,168,424)
                                                                                   -----------
       Net unrealized gain                                                         $49,029,346
                                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $10,326,796 and $59,133,567, respectively.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     17

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                              Level 1         Level 2    Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                 $107,632,861    $--        $--        $107,632,861
--------------------------------------------------------------------------------
Total                         $107,632,861    $--        $--        $107,632,861
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Real Estate Shares | Annual Report | 12/31/11

Statement of Assets and Liabilities | 12/31/11

ASSETS:
  Investment in securities (cost $54,919,978)            $107,632,861
  Cash                                                      1,049,475
  Receivables --
   Fund shares sold                                           152,462
   Dividends                                                  407,046
  Other                                                        38,761
----------------------------------------------------------------------
     Total assets                                        $109,280,605
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                       $     31,262
   Fund shares repurchased                                    123,685
  Due to affiliates                                            43,672
  Accrued audit fees                                           43,483
  Accrued expenses                                             36,720
----------------------------------------------------------------------
     Total liabilities                                   $    278,822
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                        $ 69,499,250
  Accumulated net realized loss                           (13,210,350)
  Net unrealized gain on investments                       52,712,883
----------------------------------------------------------------------
     Total net assets                                    $109,001,783
======================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $75,317,917/3,455,982 shares)        $      21.79
  Class B (based on $6,656,937/309,628 shares)           $      21.50
  Class C (based on $11,215,696/521,028 shares)          $      21.53
  Class Y (based on $15,811,233/726,065 shares)          $      21.78
MAXIMUM OFFERING PRICE:
  Class A ($21.79 [divided by] 94.25%)                   $      23.12
======================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     19

Statement of Operations

For the Year Ended 12/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,342)      $ 3,383,544
  Interest                                                         288
  Income from securities loaned, net                            43,185
------------------------------------------------------------------------------------------
     Total investment income                                                 $   3,427,017
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 1,039,942
  Transfer agent fees
   Class A                                                     179,548
   Class B                                                      44,004
   Class C                                                      37,881
   Class Y                                                       1,401
  Distribution fees
   Class A                                                     192,409
   Class B                                                      75,947
   Class C                                                     120,307
  Shareholder communications expense                           112,258
  Administrative reimbursements                                 37,989
  Custodian fees                                                15,160
  Registration fees                                             61,612
  Professional fees                                             70,542
  Printing expense                                              41,132
  Fees and expenses of nonaffiliated Trustees                    7,215
  Miscellaneous                                                 17,965
------------------------------------------------------------------------------------------
     Total expenses                                                          $   2,055,312
------------------------------------------------------------------------------------------
       Net investment income                                                 $   1,371,705
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
   Investments                                             $21,211,514
   Class action                                                  2,475       $  21,213,989
------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                               $ (10,371,241)
------------------------------------------------------------------------------------------
  Net gain on investments                                                    $  10,842,748
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $  12,214,453
==========================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Real Estate Shares | Annual Report | 12/31/11

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            12/31/11           12/31/10
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  1,371,705       $  1,688,813
Net realized gain on investments and class action             21,213,989          2,248,995
Change in net unrealized gain (loss) on investments          (10,371,241)        30,207,569
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 12,214,453       $ 34,145,377
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.41 and $0.22 per share, respectively)        $ (1,476,380)      $   (898,597)
   Class B ($0.17 and $0.09 per share, respectively)             (57,231)           (40,229)
   Class C ($0.23 and $0.14 per share, respectively)            (131,386)           (78,612)
   Class Y ($0.54 and $0.28 per share, respectively)            (765,314)          (671,375)
Tax return of capital:
   Class A ($0.00 and $0.16 per share, respectively)        $         --       $   (666,925)
   Class B ($0.00 and $0.06 per share, respectively)                  --            (29,856)
   Class C ($0.00 and $0.10 per share, respectively)                  --            (58,345)
   Class Y ($0.00 and $0.21 per share, respectively)                  --           (498,284)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (2,430,311)      $ (2,942,223)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 21,603,687       $ 34,716,476
Reinvestment of distributions                                  1,637,479          1,676,202
Cost of shares repurchased                                   (66,954,994)       (52,613,574)
-------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                $(43,713,828)      $(16,220,896)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(33,929,686)      $ 14,982,258
NET ASSETS:
Beginning of year                                            142,931,469        127,949,211
-------------------------------------------------------------------------------------------
End of year                                                 $109,001,783       $142,931,469
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     21

------------------------------------------------------------------------------------------
                                   '11 Shares    '11 Amount      '10 Shares    '10 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                           752,211    $ 16,055,487     1,377,247    $26,131,518
Reinvestment of distributions          67,192       1,402,649        77,916      1,457,319
Less shares repurchased            (1,064,270)    (22,453,234)   (1,911,316)   (36,317,081)
------------------------------------------------------------------------------------------
   Net decrease                      (244,867)   $ (4,995,098)     (456,153)   $(8,728,244)
==========================================================================================
Class B
Shares sold or exchanged               59,519    $  1,244,965        93,401    $ 1,699,378
Reinvestment of distributions           2,684          55,800         3,683         67,810
Less shares repurchased              (174,139)     (3,620,869)     (221,626)    (3,976,732)
------------------------------------------------------------------------------------------
   Net decrease                      (111,936)   $ (2,320,104)     (124,542)   $(2,209,544)
==========================================================================================
Class C
Shares sold                           109,995    $  2,309,514       179,010    $ 3,253,175
Reinvestment of distributions           5,923         122,679         6,599        121,594
Less shares repurchased              (194,374)     (4,012,899)     (156,163)    (2,805,338)
------------------------------------------------------------------------------------------
   Net increase (decrease)            (78,456)   $ (1,580,706)       29,446    $   569,431
==========================================================================================
Class Y
Shares sold                            93,538    $  1,993,721       188,087    $ 3,632,405
Reinvestment of distributions           2,700          56,351         1,533         29,479
Less shares repurchased            (1,667,165)    (36,867,992)     (513,812)    (9,514,423)
------------------------------------------------------------------------------------------
   Net decrease                    (1,570,927)   $(34,817,920)     (324,192)   $(5,852,539)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Real Estate Shares | Annual Report | 12/31/11

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $ 20.41       $ 16.24       $ 13.00       $ 21.94       $ 33.07
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.42       $  0.21       $  0.35       $  0.43       $  0.36
 Net realized and unrealized gain (loss) on investments           1.37          4.34          3.37         (8.62)        (6.76)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  1.79       $  4.55       $  3.72       $ (8.19)      $ (6.40)
Distributions to shareowners:
 Net investment income                                           (0.41)        (0.22)        (0.34)        (0.46)        (0.36)
 Net realized gain                                                  --            --            --            --         (4.37)
 Tax return of capital                                              --         (0.16)        (0.14)        (0.29)           --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.38       $  4.17       $  3.24       $ (8.94)      $(11.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 21.79       $ 20.41       $ 16.24       $ 13.00       $ 21.94
=================================================================================================================================
Total return*                                                     8.90%        28.25%        30.15%       (38.31)%      (19.39)%
Ratio of net expenses to average net assets+                      1.59%         1.62%         1.85%         1.63%         1.36%
Ratio of net investment income to average net assets+             1.94%         1.17%         2.77%         2.10%         1.10%
Portfolio turnover rate                                              8%           14%           23%           18%           21%
Net assets, end of period (in thousands)                       $75,318       $75,520       $67,510       $55,353       $97,691
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     1.59%         1.62%         1.85%         1.63%         1.36%
 Net investment income                                            1.94%         1.17%         2.77%         2.10%         1.10%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     1.59%         1.62%         1.85%         1.63%         1.35%
 Net investment income                                            1.94%         1.17%         2.77%         2.10%         1.11%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11    23

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended    Year Ended     Year Ended   Year Ended    Year Ended
                                                               12/31/11      12/31/10       12/31/09     12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $ 20.13       $ 16.03       $ 12.84       $ 21.68       $ 32.74
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.16       $ (0.04)      $  0.17       $  0.19       $  0.06
 Net realized and unrealized gain (loss) on investments           1.38          4.29          3.34         (8.50)        (6.68)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  1.54       $  4.25       $  3.51       $ (8.31)      $ (6.61)
Distributions to shareowners:
 Net investment income                                           (0.17)        (0.09)        (0.18)        (0.24)        (0.07)
 Net realized gain                                                  --(a)         --            --            --         (4.37)
 Tax return of capital                                              --         (0.06)        (0.14)        (0.29)           --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.37       $  4.10       $  3.19       $ (8.84)      $(11.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 21.50       $ 20.13       $ 16.03       $ 12.84       $ 21.68
=================================================================================================================================
Total return*                                                     7.67%        26.60%        28.38%       (39.01)%      (20.14)%
Ratio of net expenses to average net assets+                      2.75%         2.90%         3.25%         2.72%         2.28%
Ratio of net investment income to average net assets+             0.73%        (0.13)%        1.41%         0.89%         0.11%
Portfolio turnover rate                                              8%           14%           23%           18%           21%
Net assets, end of period (in thousands)                       $ 6,657       $ 8,484       $ 8,753       $ 8,428       $18,364
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     2.75%         2.90%         3.25%         2.72%         2.28%
 Net investment income                                            0.73%        (0.13)%        1.41%         0.89%         0.11%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     2.75%         2.90%         3.25%         2.71%         2.26%
 Net investment income                                            0.73%        (0.13)%        1.41%         0.90%         0.13%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Real Estate Shares | Annual Report | 12/31/11

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended    Year Ended     Year Ended   Year Ended    Year Ended
                                                               12/31/11      12/31/10       12/31/09     12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $ 20.15       $ 16.06       $ 12.86       $ 21.72       $ 32.80
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.23       $  0.06       $  0.22       $  0.25       $  0.10
 Net realized and unrealized gain (loss) on investments           1.38          4.27          3.34         (8.53)        (6.70)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  1.61       $  4.33       $  3.56       $ (8.28)      $ (6.60)
Distributions to shareowners:
 Net investment income                                           (0.23)        (0.14)        (0.22)        (0.29)        (0.11)
 Net realized gain                                                  --            --            --            --         (4.37)
 Tax return of capital                                              --         (0.10)        (0.14)        (0.29)           --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.38       $  4.09       $  3.20       $ (8.86)      $(11.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 21.53       $ 20.15       $ 16.06       $ 12.86       $ 21.72
=================================================================================================================================
Total return*                                                     8.07%        27.08%        28.87%       (38.85)%      (20.07)%
Ratio of net expenses to average net assets+                      2.42%         2.50%         2.89%         2.50%         2.17%
Ratio of net investment income to average net assets+             1.09%         0.31%         1.76%         1.18%         0.26%
Portfolio turnover rate                                              8%           14%           23%           18%           21%
Net assets, end of period (in thousands)                       $11,216       $12,082       $ 9,153       $ 7,619       $15,139
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     2.42%         2.50%         2.89%         2.50%         2.17%
 Net investment income                                            1.09%         0.31%         1.76%         1.18%         0.26%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     2.42%         2.50%         2.89%         2.49%         2.16%
 Net investment income                                            1.09%         0.31%         1.76%         1.19%         0.27%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Annual Report | 12/31/11    25

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 20.39       $ 16.23       $ 12.98       $ 21.90       $ 33.03
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.56       $  0.33       $  0.44       $  0.54       $  0.49
 Net realized and unrealized gain (loss) on investments           1.37          4.32          3.40         (8.59)        (6.75)
----------------------------------------------------------------------       -------       -------       ---------      --------
  Net increase (decrease) from investment operations           $  1.93       $  4.65       $  3.84       $ (8.05)      $ (6.26)
Distributions to shareowners:
 Net investment income                                           (0.54)        (0.28)        (0.45)        (0.58)        (0.50)
 Net realized gain                                                  --            --            --            --         (4.37)
 Tax return of capital                                              --         (0.21)        (0.14)        (0.29)           --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.39       $  4.16       $  3.25       $ (8.92)      $(11.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 21.78       $ 20.39       $ 16.23       $ 12.98       $ 21.90
=================================================================================================================================
Total return*                                                     9.60%        28.97%        31.38%       (37.90)%      (19.03)%
Ratio of net expenses to average net assets+                      1.00%         1.00%         1.06%         1.02%         0.90%
Ratio of net investment income to average net assets+             2.35%         1.79%         3.49%         2.76%         1.81%
Portfolio turnover rate                                              8%           14%           23%           18%           21%
Net assets, end of period (in thousands)                       $15,811       $46,845       $42,533       $26,233       $44,729
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     1.00%         1.00%         1.06%         1.02%         0.90%
 Net investment income                                            2.35%         1.79%         3.49%         2.76%         1.81%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     1.00%         1.00%         1.06%         1.02%         0.90%
 Net investment income                                            2.35%         1.79%         3.49%         2.76%         1.81%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Real Estate Shares | Annual Report | 12/31/11

Notes to Financial Statements | 12/31/11

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     27

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


28     Pioneer Real Estate Shares | Annual Report | 12/31/11

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

   At December 31, 2011, the Fund had a net capital loss carryforward of $9,433,410 of which the following amounts will expire in 2017 and 2018, if not utilized: $8,956,739 in 2017 and $476,671 in 2018.

   The Fund has elected to defer $93,403 of capital losses recognized between November 1, 2011 and December 31, 2011 to its fiscal year ending December 31, 2012.

   At December 31, 2011, the Fund reclassified $1,058,606 to decrease undistributed net investment income and $1,058,606 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     29

   The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:



----------------------------------------------------------
                                     2011            2010
----------------------------------------------------------
   Distributions paid from:
   Ordinary income             $2,430,311      $1,688,813
   Tax return of capital               --       1,253,410
----------------------------------------------------------
      Total                    $2,430,311      $2,942,223
==========================================================

  The following shows the components of distributable earnings on a federal income tax basis at December 31, 2011:



---------------------------------------------------
                                              2011
---------------------------------------------------
   Distributable earnings:
   Capital loss carryforward          $ (9,433,410)
   Post-October loss deferred              (93,403)
   Net unrealized gain                  49,029,346
---------------------------------------------------
      Total                           $ 39,502,533
===================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $13,625 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2011.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $2,475 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


30     Pioneer Real Estate Shares | Annual Report | 12/31/11

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Risks

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


F. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     31
   of the collateral, as invested, has declined. At December 31, 2011, the Fund had no securities on loan.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,963 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2011, such out-of-pocket expenses by class of shares were as follows:



Shareholder Communications:
 Class A                           $ 80,753
 Class B                             13,646
 Class C                             13,443
 Class Y                              4,416
-------------------------------------------
    Total                          $112,258
===========================================

32     Pioneer Real Estate Shares | Annual Report | 12/31/11

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,694 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,015 in distribution fees payable to PFD at December 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2011, CDSCs in the amount of $8,734 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

As of December 31, 2011, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participated in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund was permitted to borrow up to


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     33
the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds paid an annual commitment fee for this facility. The commitment fee was allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2011, the Fund had no borrowings under this agreement.


34     Pioneer Real Estate Shares | Annual Report | 12/31/11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Real Estate Shares:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares (the "Fund") as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
February 22, 2012

                    Pioneer Real Estate Shares | Annual Report | 12/31/11     35

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the


36     Pioneer Real Estate Shares | Annual Report | 12/31/11
sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the third quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees indicated that they were satisfied with the information presented with respect to the performance of the Fund.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     37

Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Fund with the funds in the Fund's Morningstar peer group, which was comprised of a greater number of funds than the Strategic Insight peer group, and noted that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fourth quintile relative to its Morningstar category. The Trustees considered the Fund's transfer agency expenses, and discussed the impact of a large number of small accounts on the Fund's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.


38     Pioneer Real Estate Shares | Annual Report | 12/31/11

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     39
concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.


40     Pioneer Real Estate Shares | Annual Report | 12/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Investment Subadviser
AEW Capital Management, L.P.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                    Pioneer Real Estate Shares | Annual Report | 12/31/11     41

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 1995.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


Interested Trustees

--------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment        None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management S.p.A.
                            ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc. (2004 -
                            2011); Director of Fiduciary Counseling, Inc. (until December
                            2001); President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);      None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of PGAM
                            (2007 - 2010); Head of New Europe Division, PGAM (2000 - 2005);
                            and Head of New Markets Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


42    Pioneer Real Estate Shares | Annual Report | 12/31/11

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
----------------------------------------------------------------
David R. Bock (68)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


Independent Trustees

----------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009, 2012
                                                                                            - present)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott
                     advisory firm) (1991 - present); Senior Managing Director,             International, Inc.
                     Brock Capital Group, LLC (strategic business advisors) (2010 -         (2008 - present); Director
                     present); Managing Director, Federal Housing Finance Board             of Discover Financial
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            Services (credit card issuer and
                     Vice President and Head of International Finance, Federal              electronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          Co. (engine manufacturer)
                     U.S. Treasury Department (1982 - 1984); and Vice President             (2004 - 2009); Former
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Director of UAL Corporation
                     (1976 - 1982)                                                          (airline holding company)
----------------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/11  43

----------------------------------------------------------------------------------------------------------------------------
                                 Position Held   Length of Service                           Other Directorships
Name and Age                     with the Fund   and Term of Office    Principal Occupation  Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                                (2006 - 2010); Director
                                                                                             of ManTech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology firm)
                                                                                             (2006 - present); Member,
                                                                                             Board of Governors, Investment
                                                                                             Company Institute (2007 -
                                                                                             present); Member, Board of
                                                                                             Governors, Independent Directors
                                                                                             Council (2007 - present); Former
                                                                                             Director of Brady Corporation
                                                                                             (2000 - 2007); Former Director
                                                                                             of Mortgage Guaranty Insurance
                                                                                             Corporation (1991 - 2006); Former
                                                                                             Director of Millennium Chemicals,
                                                                                             Inc. (commodity chemicals) (2002 -
                                                                                             2005); Former Director, R.J.
                                                                                             Reynolds Tobacco Holdings, Inc.
                                                                                             (tobacco) (1999 - 2005); and
                                                                                             Former Director of Texaco, Inc.
                                                                                             (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------


44    Pioneer Real Estate Shares | Annual Report | 12/31/11

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 1995.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund complex)
                                                                                               (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance
                            Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge Financial
                            (technology products for securities lending industry)              Solutions, Inc. (investor
                            (2008 - present); private investor (2004 - 2008); and              communications and securities
                            Senior Executive Vice President, The Bank of New York              processing provider for
                            (financial and securities services) (1986 - 2004)                  financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/11  45

---------------------------------------------------------------------
                           Position Held   Length of Service
Name and Age               with the Fund   and Term of Office
---------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee         Trustee since 1995.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------
Stephen K. West (83)       Trustee         Trustee since 1995.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
---------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                           Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                              (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and member, Board of
                                                                                              Governors, Investment Company
                                                                                              Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                           present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                              investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager)
                                                                                              (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------


46    Pioneer Real Estate Shares | Annual Report | 12/31/11

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

Fund Officers

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------


                       Pioneer Real Estate Shares | Annual Report | 12/31/11  47

--------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
--------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
---------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
---------------------------------------------------------------------------------------------------------------------------


48    Pioneer Real Estate Shares | Annual Report | 12/31/11

                           This page for your notes.



















                    Pioneer Real Estate Shares | Annual Report | 12/31/11     49

                           This page for your notes.



















50     Pioneer Real Estate Shares | Annual Report | 12/31/11

                           This page for your notes.



















                    Pioneer Real Estate Shares | Annual Report | 12/31/11     51

                           This page for your notes.



















52     Pioneer Real Estate Shares | Annual Report | 12/31/11

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form
N-1A, totaled approximately $38,686 in 2011 and $38,686 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2011 and 2010.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2011 and $8,290 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.